                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22
    TRUST OFFICERS AND IMPORTANT ADDRESSES      25

Long-term
investment
strategies can
help you
cope with
uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a

                    variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

------------------------------
NYSE Ticker Symbol - VTN
------------------------------

                                                    MARKET(1)   NAV(2)
---------------------------------------------------------------------------
Six-month total return                                 7.56%      4.06%
---------------------------------------------------------------------------
One-year total return                                 15.85%     10.69%
---------------------------------------------------------------------------
Five-year average annual total return                  8.40%      6.89%
---------------------------------------------------------------------------
Life-of-Trust average annual total return              7.13%      7.31%
---------------------------------------------------------------------------
Commencement date                                               3/27/92
---------------------------------------------------------------------------
Distribution rate as a % of closing common
stock price(3)                                                    5.98%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                    10.03%
---------------------------------------------------------------------------
Preferred share rate(5)                                           3.48%
---------------------------------------------------------------------------
Net asset value                                                  $16.83
---------------------------------------------------------------------------
Closing common stock price                                       $16.05
---------------------------------------------------------------------------
Six-month high common stock price (04/02/01)                     $16.70
---------------------------------------------------------------------------
Six-month low common stock price (12/13/00)                      $14.75
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.4% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  38.4%   [PIE CHART]
- AA/Aa..............  42.1%
- A/A................  11.6%
- BBB/Baa............   5.9%
- Non-Rated..........   2.0%
As of October 31, 2000
- AAA/Aaa............  38.9%   [PIE CHART]
- AA/Aa..............  24.5%
- A/A................  29.2%
- BBB/Baa............   5.4%
- Non-Rated..........   2.0%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.086
12/00                                                                             0.08
1/01                                                                              0.08
2/01                                                                              0.08
3/01                                                                              0.08
4/01                                                                              0.08

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
General Purpose                                                             20.4                               21.9
Public Building                                                             11.8                               10.2
Transportation                                                               9.4                                8.7
Higher Education                                                             9.3                               10.7
Other Care                                                                     9                                  7

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1992 through April 2001)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/92                                                                       14.91                               14.91
                                                                           15.28                                15.5
                                                                           15.43                              15.125
                                                                            15.5                              15.125
3/93                                                                       16.44                               16.25
                                                                           16.99                              16.375
                                                                           17.69                               16.75
                                                                           17.58                                16.5
3/94                                                                       15.85                                  15
                                                                           15.58                               14.75
                                                                           15.34                                  14
                                                                           14.49                               12.75
3/95                                                                       15.75                               14.25
                                                                           16.03                                14.5
                                                                           16.22                              14.125
                                                                            17.1                                14.5
3/96                                                                       16.29                               14.25
                                                                            16.1                              14.625
                                                                           16.45                              14.625
                                                                           16.71                              14.625
3/97                                                                       16.36                              14.375
                                                                           16.69                              15.375
                                                                           17.29                              15.625
                                                                           17.56                             16.8125
3/98                                                                       17.53                              16.625
                                                                           17.54                             16.6875
                                                                           17.95                                17.5
                                                                           17.75                             17.6875
3/99                                                                        17.6                             17.3125
                                                                           16.93                             16.3125
                                                                            16.6                             15.8125
                                                                           16.18                              14.125
3/00                                                                       16.37                              14.625
                                                                           16.33                              15.375
                                                                           16.49                                  16
                                                                           17.14                               15.75
4/01                                                                       16.83                               16.05

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. DENNIS S. PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE AUGUST 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    The New York economy remained strong, especially compared to national trends, with strong activity in the financial sector. Of late, the state economy has performed with more vigor than the national economy. As a result of the state's more stable financial condition, a number of New York municipal issues were upgraded by national credit rating agencies, particularly in the BBB and A sectors (which were upgraded to A and AA, respectively).

    The level of outstanding New York municipal debt, however, continues to grow steadily, with $5 billion in new issuance during the first quarter of 2001. New York now ranks fourth in the nation in terms of debt per capita ($2,022) and debt as a percentage of personal income (6.0 percent). Still, the state ended its 2001 fiscal year with a record surplus of $2.7 billion, continuing a string of surpluses extending over the last six years.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.08 per share translates to a distribution rate of 5.98 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 10.03 percent on a taxable investment (for an investor in the 40.4 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 7.56 percent based on market price. This reflects an increase in market price from $15.375 per share on October 31, 2000, to $16.05 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers New York Municipal Bond Index produced a total return of 4.93 percent for the same period. The Lehman Brothers New York Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   In terms of portfolio activity, the
last six months have been relatively calm. Much of the strategic work we completed during the quarters prior to this reporting period had put us in the position of simply maintaining the trust's emphasis on high-quality investments, while fine-tuning the portfolio's maturity structure and sector composition.

    In general, the overall credit quality of the portfolio increased over the course of the reporting period, due in part to added investment in high-grade bonds and, in some cases, credit rating upgrades that were awarded to issuers with improving credit characteristics.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    We did not commit to many new investments during the period, primarily because of the declining interest rate environment and because we did not see a wide selection of attractive bond issues available in the marketplace. We were able to make some very selective purchases of issues that provided strong income and relative value. Most often, these new investments were in the intermediate portion of the yield curve, primarily securities with maturities in the 7-to-15-year range. Other investments were in longer-term, higher-coupon bonds that were available at steep discounts. We believe that these securities offered an excellent balance of risk and reward.

    Other changes were made in order to improve the call protection of the portfolio, primarily by selling bonds that were scheduled to be refunded or called in the next year or two. Rather than waiting for these issues to be called out of the portfolio, we sold them when we believed the selling price outweighed their relative contribution to the portfolio.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better stood at 92.1 percent of total long-term investments. This includes the trust's increased allocation of AA rated securities, which climbed to 42.1 percent as of April 30, 2001, up from 24.5 percent at the start of the period. This jump in quality was due primarily to credit rating upgrades of existing New York municipal issues.

    Throughout this time, the trust remained diversified over a broad range of market sectors. The largest portion of the trust--20.4 percent of long-term investments--consisted of general-purpose bonds as of April 30, 2001, although this represented a 1.5 percent decrease over the period. Public-building bonds represented the trust's second largest holding, 11.8 percent.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    New York's state economy continues to be driven largely by New York City, where the financial, insurance, and real estate industries have such a dominating presence. This heavy reliance on the financial services sector leaves the state vulnerable if a persistent slowing of the national economy triggers a prolonged downturn in the financial markets. Positive developments, however, include a push to reform the state's debt practices, a relatively conservative budget proposal for the next fiscal year, and revenues running above forecasted levels through the month of February.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  98.8%
           NEW YORK  91.8%
$ 1,000    Amherst, NY Indl Dev Agy Civic Fac Rev UBF
           Fac Student Hsg Ser B (AMBAC Insd).......... 5.750%   08/01/30   $  1,045,880
  3,000    Cohoes, NY Indl Dev Agy Indl Dev Rev Norlite
           Corp Proj Ser B (Prerefunded @ 05/01/02).... 6.750    05/01/09      3,156,030
  1,000    Erie Cnty, NY Pub Impt Ser C (AMBAC Insd)... 5.500    07/01/29      1,012,830
  1,090    Groton, NY Cmnty Hlthcare Cent Inc Hlthcare
           Fac Rev Groton Cmnty Ser A (FHA Gtd)........ 7.450    07/15/21      1,222,457
  5,000    Long Island Pwr Auth NY Elec Sys Rev Cap
           Apprec (FSA Insd)...........................   *      06/01/19      1,899,000
  3,000    Long Island Pwr Auth NY Elec Sys Rev Genl
           Ser A (MBIA Insd)........................... 5.500    12/01/29      3,032,820
  2,295    Metropolitan Tran Auth NY Svcs Contract
           Commuter Fac Ser O.......................... 5.750    07/01/07      2,493,564
  2,000    Nassu Cnty, NY Interim Fin Auth Sales Tax
           Secd Ser A.................................. 5.750    11/15/15      2,116,560
  1,000    New York City Hsg Dev Corp Multi-Family Hsg
           Rev Ser A................................... 5.850    11/01/20      1,020,920
  3,200    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser A (FGIC Insd)................... 4.750    06/15/31      2,872,320
  3,900    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser B (FSA Insd).................... 5.250    06/15/29      3,807,336
  3,500    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser B............................... 6.000    06/15/33      3,767,995
  2,000    New York City Ser A......................... 7.000    08/01/04      2,190,400
     45    New York City Ser B......................... 6.600    10/01/16         46,649
  3,290    New York City Ser B (Prerefunded @
           10/01/02)................................... 6.600    10/01/16      3,485,887
     10    New York City Ser D......................... 7.500    02/01/16         10,417
  5,000    New York City Ser H......................... 5.000    03/15/29      4,675,650
  4,075    New York City Ser J......................... 5.000    08/01/23      3,842,399
  1,250    New York City Ser K......................... 5.625    08/01/13      1,322,250
  2,500    New York City Transitional Fin Auth Rev
           Future Tax Secd Ser C....................... 5.000    05/01/29      2,347,900
  1,675    New York City Transitional Fin Auth Rev Ser
           B (FGIC Insd)............................... 4.750    11/01/23      1,529,074

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 1,250    New York City Transitional Fin Auth Rev Ser
           C........................................... 5.000%   05/01/26   $  1,181,025
  1,000    New York St Dorm Auth Rev City Univ Sys Cons
           Third Genl 1 (FSA Insd)..................... 5.500    07/01/29      1,011,960
  1,500    New York St Dorm Auth Rev Court Fac Lease
           Ser A....................................... 5.375    05/15/16      1,496,895
  2,500    New York St Dorm Auth Rev Grace Manor
           Hlthcare Fac................................ 6.150    07/01/18      2,656,550
  1,250    New York St Dorm Auth Rev Hosp NY &
           Presbyterian (AMBAC Insd)................... 4.750    08/01/27      1,120,150
  2,340    New York St Dorm Auth Rev Mental Hlth Svcs
           Facs Impt Ser D (FSA Insd).................. 5.750    08/15/12      2,531,318
  1,500    New York St Dorm Auth Rev Mount Sinai Hlth
           Ser A....................................... 6.000    07/01/13      1,555,920
  4,420    New York St Dorm Auth Rev Mtg KMH Homes Inc.
           (FHA Gtd)................................... 6.950    08/01/31      4,540,710
  1,835    New York St Dorm Auth Rev NY Pub Lib Ser A
           (MBIA Insd).................................   *      07/01/02      1,765,582
  1,910    New York St Dorm Auth Rev NY Pub Lib Ser A
           (MBIA Insd).................................   *      07/01/03      1,769,061
  1,000    New York St Dorm Auth Rev St Univ Edl Fac
           1989 Res (MBIA Insd)........................ 6.000    05/15/15      1,094,830
  2,600    New York St Dorm Auth Rev St Univ Edl Fac
           Ser A (MBIA Insd)........................... 5.250    05/15/15      2,700,932
  5,010    New York St Dorm Auth Rev St Univ Edl Fac
           Ser B Rfdg.................................. 5.250    05/15/19      5,030,190
  1,500    New York St Energy Resh & Dev Auth Gas Fac
           Rev Brooklyn Union Gas Ser B (MBIA Insd).... 6.750    02/01/24      1,564,080
  4,000    New York St Energy Resh & Dev Auth Gas Fac
           Rev Brooklyn Union Gas Ser C (MBIA Insd).... 5.600    06/01/25      4,031,920
    800    New York St Environmental Fac Corp Pollutn
           Ctl Rev St Wtr Rev.......................... 6.600    06/15/09        875,048
  1,200    New York St Environmental Fac Corp Pollutn
           Ctl Rev St Wtr Rev (Prerefunded @
           06/15/04)................................... 6.600    06/15/09      1,321,728
  3,500    New York St Hsg Fin Agy Rev Multi-Family Hsg
           Secd Mtg Pgm Ser A.......................... 7.050    08/15/24      3,638,320
  3,000    New York St Loc Assistance Corp Ser E
           Rfdg........................................ 6.000    04/01/14      3,332,760
    935    New York St Med Care Fac Fin Agy Rev Long
           Term Hlthcare Ser A (FSA Insd).............. 6.800    11/01/14        980,974
  2,050    New York St Med Care Fac Fin Agy Rev Saint
           Peter's Hosp Proj Ser A (AMBAC Insd)........ 5.375    11/01/20      2,035,322

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 3,735    New York St Med Care Facs Fin Agy Rev Hosp &
           Nurs Ser B (FHA Gtd)........................ 6.950%   02/15/32   $  3,856,724
  1,690    New York St Mtg Agy Rev Homeowner Mtg Ser 42
           (FHA Gtd)................................... 6.400    10/01/20      1,777,474
  1,755    New York St Mtg Agy Rev Homeowner Mtg Ser
           52.......................................... 6.100    04/01/26      1,813,213
  4,000    New York St Mtg Agy Rev Homeowner Mtg Ser
           71.......................................... 5.400    04/01/29      3,945,320
  4,750    New York St Mtg Agy Rev Homeowner Mtg Ser
           79.......................................... 5.300    04/01/29      4,646,830
  1,000    New York St Muni Bond Bk Agy Spl Pgm Rev
           Buffalo Ser A............................... 6.875    03/15/06      1,030,970
  1,500    New York St Ser A Rfdg...................... 5.250    03/15/15      1,531,710
  2,000    New York St Thruway Auth Svc Contract Rev
           Loc Hwy & Brdg.............................. 5.750    04/01/08      2,154,640
  2,500    New York St Urban Dev Corp Rev Correctional
           Fac Ser A Rfdg.............................. 5.500    01/01/14      2,626,875
  2,000    New York St Urban Dev Corp Rev Correctional
           Facs Svc Contract Ser B (AMBAC Insd)........ 4.750    01/01/28      1,809,400
  1,625    New York St Urban Dev Corp Rev Proj Cent for
           Indl Innovation Rfdg........................ 5.500    01/01/13      1,717,430
 20,000    New York St Urban Dev Corp Rev St Office
           South Mall Ser A............................   *      01/01/11     11,299,400
  3,570    Niagara, NY Frontier Auth Arpt Rev Buffalo
           Niagara Intl Arpt Ser A (MBIA Insd)......... 5.625    04/01/29      3,615,839
  4,500    Port Auth NY & NJ Cons 97th Ser (FGIC
           Insd)....................................... 6.650    01/15/23      4,878,450
  2,000    Port Auth NY & NJ Delta Airls Inc Proj Ser
           1R.......................................... 6.950    06/01/08      2,074,860
  2,085    Rensselaer, NY Hsg Auth Multi-Family Rev Mtg
           Renwyck Pl Ser A............................ 7.650    01/01/11      2,216,626
  1,925    Rensselaer, NY Hsg Auth Multi-Family Rev Mtg
           Van Rensselaer Heights Ser A................ 7.750    01/01/11      2,046,352
  1,825    Syracuse, NY Ctfs Partn Syracuse Hancock
           Intl Arpt................................... 6.625    01/01/12      1,880,535
  1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
           Dev Pptys Yonkers Inc Ser A................. 6.625    02/01/26      1,000,930
  1,700    Yonkers, NY Ser A (FGIC Insd)............... 5.750    10/01/14      1,834,742
                                                                            ------------
                                                                             150,891,933
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           GUAM  2.0%
$ 2,000    Guam Arpt Auth Rev Ser B.................... 6.400%   10/01/05   $  2,103,840
  1,000    Guam Pwr Auth Rev Ser A (Prerefunded @
           10/01/04)................................... 6.625    10/01/14      1,115,720
                                                                            ------------
                                                                               3,219,560
                                                                            ------------
           PUERTO RICO  4.4%
  5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser Y (FSA Insd)............................ 6.250    07/01/21      5,708,450
  1,500    Puerto Rico Comwlth Pub Impt (Prerefunded @
           07/01/02)................................... 6.800    07/01/21      1,583,145
                                                                            ------------
                                                                               7,291,595
                                                                            ------------
           VIRGIN ISLANDS  0.6%
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
           Tax Ln Nt Ser A (ACA Insd).................. 6.125    10/01/29      1,023,910
                                                                            ------------

TOTAL INVESTMENTS  98.8%
  (Cost $150,786,006)....................................................    162,426,998
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..............................      1,990,089
                                                                            ------------
NET ASSETS  100.0%.......................................................   $164,417,087
                                                                            ============

 * Zero coupon bond

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $150,786,006).......................  $162,426,998
Interest and Fees Receivable................................     2,423,869
Other.......................................................         2,738
                                                              ------------
    Total Assets............................................   164,853,605
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................        99,111
  Investment Advisory Fee...................................        88,524
  Income Distributions--Preferred Shares....................        68,647
  Administrative Fee........................................        27,238
  Affiliates................................................         1,816
Trustees' Deferred Compensation and Retirement Plans........       129,035
Accrued Expenses............................................        22,147
                                                              ------------
    Total Liabilities.......................................       436,518
                                                              ------------
NET ASSETS..................................................  $164,417,087
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 60,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,203,651 shares issued and
  outstanding)..............................................        62,037
Paid in Surplus.............................................    91,279,413
Net Unrealized Appreciation.................................    11,640,992
Accumulated Undistributed Net Investment Income.............       726,426
Accumulated Net Realized Gain...............................       708,219
                                                              ------------
    Net Assets Applicable to Common Shares..................   104,417,087
                                                              ------------
NET ASSETS..................................................  $164,417,087
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($104,417,087 divided by
  6,203,651 shares outstanding).............................  $      16.83
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,782,250
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      534,942
Administrative Fee..........................................      164,598
Preferred Share Maintenance.................................       81,501
Trustees' Fees and Related Expenses.........................       16,259
Legal.......................................................        8,860
Custody.....................................................        5,925
Other.......................................................       62,096
                                                              -----------
    Total Expenses..........................................      874,181
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,908,069
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   708,409
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    9,176,170
  End of the Period.........................................   11,640,992
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,464,822
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,173,231
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,081,300
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  3,908,069        $  8,090,735
Net Realized Gain..................................        708,409           2,180,725
Net Unrealized Appreciation During the Period......      2,464,822             449,927
                                                      ------------        ------------
Change in Net Assets from Operations...............      7,081,300          10,721,387
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (3,014,961)         (6,327,437)
  Preferred Shares.................................       (754,119)         (2,406,495)
                                                      ------------        ------------
                                                        (3,769,080)         (8,733,932)
                                                      ------------        ------------
Distributions from Net Realized Gain:
  Common Shares....................................     (1,514,932)                -0-
  Preferred Shares.................................       (639,940)                -0-
                                                      ------------        ------------
                                                        (2,154,872)                -0-
                                                      ------------        ------------
Total Distributions................................     (5,923,952)         (8,733,932)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................      1,157,348           1,987,455

NET ASSETS:
Beginning of the Period............................    163,259,739         161,272,284
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $726,426
  and $587,437, respectively)......................   $164,417,087        $163,259,739
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          SIX MONTHS
                                                            ENDED
                                                          APRIL 30,    ----------------
                                                             2001       2000      1999
                                                          -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A).............   $16.64     $ 16.32   $17.83
                                                            ------     -------   ------
  Net Investment Income..................................      .64        1.30     1.30
  Net Realized and Unrealized Gain/Loss..................      .51         .43    (1.53)
                                                            ------     -------   ------
Total from Investment Operations.........................     1.15        1.73     (.23)
                                                            ------     -------   ------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..........................      .49        1.02      .96
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.............................      .12         .39      .31
  Distributions from Net Realized Gain:
    Paid to Common Shareholders..........................      .25         -0-      -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.............................      .10         -0-      -0-
                                                            ------     -------   ------
Total Distributions......................................      .96        1.41     1.28
                                                            ------     -------   ------
NET ASSET VALUE, END OF THE PERIOD.......................   $16.83     $ 16.64   $16.32
                                                            ======     =======   ======

Market Price Per Share at End of the Period..............   $16.05     $15.375   $15.25
Total Investment Return at Market Price (b)..............    7.56%*      7.80%   -8.73%
Total Return at Net Asset Value (c)......................    4.06%*      8.52%   -3.26%
Net Assets at End of the Period (In millions)............   $164.4     $ 163.3   $161.3
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares(2).......................................    1.66%       1.69%    1.68%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)........................    6.00%       5.62%    5.72%
Portfolio Turnover.......................................       9%*        34%       4%
(1) If certain expenses had not been assumed by the investment adviser for the period ended October 31, 1992, the annualized ratios of expenses to average net assets applicable to common shares, expenses to average net assets including preferred shares and net investment income to average net assets applicable to common shares would have been 1.58%, 1.10% and 5.19%, respectively.
(2) Ratio of Expenses to Average Net Assets Including
    Preferred Shares.....................................    1.06%       1.06%    1.07%
* Non-Annualized

(a) Net Asset Value at March 27, 1992 is adjusted for common and preferred share offering costs of $.258 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                                   MARCH 27, 1992
                                                                   (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                             OF INVESTMENT
---------------------------------------------------------------    OPERATIONS) TO
      1998       1997      1996      1995      1994      1993     OCTOBER 31, 1992
----------------------------------------------------------------------------------
    $  17.33   $  16.63   $ 16.49   $ 14.80   $ 17.62   $ 14.81        $14.74
    --------   --------   -------   -------   -------   -------        ------
        1.29       1.28      1.30      1.30      1.34      1.35           .60
         .52        .70       .10      1.79     (2.87)     2.77           .03
    --------   --------   -------   -------   -------   -------        ------
        1.81       1.98      1.40      3.09     (1.53)     4.12           .63
    --------   --------   -------   -------   -------   -------        ------
         .94        .90       .90      1.00      1.02      1.02           .42
         .33        .34       .36       .39       .27       .29           .14
         .03        .03       -0-       .01       -0-       -0-           -0-
         .01        .01       -0-       -0-       -0-       -0-           -0-
    --------   --------   -------   -------   -------   -------        ------
        1.31       1.28      1.26      1.40      1.29      1.31           .56
    --------   --------   -------   -------   -------   -------        ------
    $  17.83   $  17.33   $ 16.63   $ 16.49   $ 14.80   $ 17.62        $14.81
    ========   ========   =======   =======   =======   =======        ======

    $17.6875   $15.5625   $14.625   $14.375   $13.125   $17.125        $15.00
      20.29%     13.08%     8.09%    17.49%   -18.07%    21.52%         2.79%*
       8.69%     10.12%     6.50%    18.88%   -10.55%    26.50%         1.48%*
    $  170.5   $  167.5   $ 163.2   $ 162.2   $ 151.8   $ 169.3        $151.8
       1.66%      1.70%     1.73%     1.78%     1.70%     1.62%         1.49%(1)
       5.45%      5.63%     5.78%     5.89%     6.55%     6.45%         5.28%(1)
          1%         8%       20%       54%       38%       18%           24%*
       1.07%      1.08%     1.09%     1.10%     1.07%     1.02%         1.03%(1)

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade New York Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2001 there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $174,669.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2001, for federal income tax purposes, cost of long-term investments is $150,786,006; the aggregate gross unrealized appreciation is $11,692,559 and the aggregate gross unrealized depreciation is $51,567, resulting in net unrealized appreciation on long-term investments of $11,640,992.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $1,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $14,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,572,532 and $18,833,789, respectively.

4. PREFERRED SHARES

As of April 30, 2001, the Trust has outstanding 2,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2001 was 3.480%. During the six months ended April 30, 2001, the rates ranged from 3.399% to 7.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

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

VTN SAR 6/01
3055F01-AS-6/01                                                   Presorted
Van Kampen Funds Inc.                                              Standard
1 Parkview Plaza                                                 U.S. Postage
P.O. Box 5555                                                        PAID
Oakbrook Terrace, Illinois 60181-5555                             VAN KAMPEN
                                                                 INVESTMENTS